SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   April 1, 1998


           Prospect Street High Income Portfolio Inc.
    (Exact name of registrant as specified in its charter)


     Maryland                     811-5557
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                  60 State Street, Boston, Massachusetts 02109
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                     Address of principal executive offices


Registrant's telephone number, including area code: (617) 742-3800


                                       N/A
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         (Former name or former address, if changed since last report.)

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         Item 5.           Other Events

         On April 1, 1998, PROSPECT STREET HIGH INCOME PORTFOLIO INC., a Maryland investment company (the "Company"), effected a one-for-three reverse stock split of its outstanding shares of Common Stock (the "reverse stock split"), effective as of the close of business on such date. As of the close of business on April 1, 1998, and after giving effect to the reverse stock split, the Company had 19,682,941 shares of Common Stock outstanding. Trading of the Company's Common Stock to reflect the reverse stock split on the New York Exchange commenced April 2, 1998. The reverse stock split was approved by the Company's stockholders at an annual meeting of stockholders held on March 11, 1998.

         Further background information relating to the reverse stock split is contained in the Company's proxy statement provided to the Company's stockholders in connection with the annual meeting of stockholders held on March 11, 1998.

         In addition to the reverse stock split, the stockholders of the Company approved various other proposals at the Company's annual meeting including (i) an Amendment to the Company's Articles of Amendment and Restatement authorizing the issuance of a new class of preferred stock that would be issuable from time to time by the Board of Directors in one or more series; (ii) an Amendment of the Company's fundamental investment restriction relating to borrowing and the issuance of senior securities; and (iii) a change of the Company's investment policy restricting the purchase of illiquid securities from a fundamental restriction to a non-fundamental restriction. The Articles of Amendment were duly filed on April 1, 1998 with the State of Maryland. However, items (i) and
(ii) above will not be implemented until redemption of the currently outstanding taxable auction rate preferred stock (TARPs). Item (iii) will become effective upon such redemption.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (C)      Exhibits

         99(a)             Articles  of  Amendment   filed  with  the  State  of
                           Maryland on April 1, 1998 to the Articles Of Amendment and Restatement Of Prospect Street High Income Portfolio, Inc.

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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PROSPECT STREET HIGH INCOME
                                                     PORTFOLIO INC.


Dated: April 2, 1998                                 By: /s/ Karen J. Thelen
                                                         -------------------
                                                         Name:
                                                         Title:


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